UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2018

FIVE STAR SENIOR LIVING INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the term “the Company” refers to Five Star Senior Living Inc.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2018, pursuant to a recommendation of the Compensation Committee, the Company’s Board of Directors, or the Board, adopted the Five Star Senior Living Inc. Nonqualified Deferred Compensation Plan, or the Plan.

Under the Plan, certain employees of the Company and its participating affiliates, including the Company’s executive officers, or Participants, may, on a pre-tax basis, defer receipt of up to 50% of their base salary and up to 100% of any bonus.  Participants are immediately vested in their own deferrals to the Plan and related earnings.  In addition, the Company may, but is not required to, match Participant deferrals.  Participants are generally vested in any such matching contributions as of the last day of the third year for which the matching contributions were made (e.g., for the 2019 plan year, a matching contribution would be vested on December 31, 2021).  In the event matching contributions are made for the 2018 plan year, such matching contributions shall vest as of December 31, 2019.

Amounts deferred by a Participant under the Plan, any matching contributions, and related earnings on each, will be credited to a bookkeeping entry that will be used to determine the amount to be paid to the Participant under the Plan.  The bookkeeping entry will be credited or debited periodically based on the performance of hypothetical investments selected by a Participant.  The bookkeeping entry represents an unfunded, unsecured promise by the Company to pay such amount in the future, and does not represent ownership of, or any ownership interest in, any particular assets of the Company.

A Participant’s credit balance under the Plan will generally be paid following a Participant’s termination of employment with the Company or any of its affiliates or in a particular year, as elected annually by such Participant.  Also at the election of a Participant, payments will be distributed in a lump sum or in installments over a five or 10 year period.  Upon enrollment, Participants may also make a one time election to receive their entire balance in a lump sum upon a change in control of the Company. The Company has also reserved the right to terminate the Plan and distribute payments as a result of a change in control.

The Plan is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and will be administered by the Company’s 401(k) Investment Committee.

The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Also, on May 17, 2018, in connection with its annual election of officers, the Board realigned certain operational roles and responsibilities of the Company’s executive officers with the goal of enhancing the Company’s ability to operate its business in the current challenging senior living industry conditions.  As part of these changes, Mr. Richard A. Doyle was elected as the Company’s Executive Vice President, Chief Financial Officer and Treasurer (he was previously Chief Financial Officer and Treasurer), Mr. R. Scott Herzig was elected as the Company’s Senior Vice President, Senior Living Operations (he was previously Senior Vice President and Chief Operating Officer) and Ms. Katherine E. Potter, was elected as the Company’s Executive Vice President and General Counsel (she was previously Senior Vice President and General Counsel).

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of stockholders held on May 17, 2018, the Company’s stockholders voted on the election of Donna D. Fraiche as an Independent Director in Group II of the Board for a three year term of office continuing until the Company’s 2021 annual meeting of stockholders and until her successor is elected and qualifies. Ms. Fraiche received the following votes:

For	Withhold	Broker Non-Votes
29,970,485	10,012,784	6,720,044

The Company’s stockholders also voted on the election of Gerard M. Martin as a Managing Director in Group II of the Board for a three year term of office continuing until the Company’s 2021 annual meeting of stockholders and until his successor is elected and qualifies. Mr. Martin received the following votes:

For	Withhold	Broker Non-Votes
30,240,709	9,742,560	6,720,044

The Company’s stockholders also ratified the appointment of RSM US LLP as the Company’s independent auditors to serve for the 2018 fiscal year.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
45,074,939	1,162,762	465,612	—

The results reported above are final voting results.

Item 8.01.  Other Events.

On May 17, 2018, the Company continued its current Director compensation arrangements.  A summary of the Company’s currently effective Director compensation arrangements is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Consistent with the Company’s Director compensation arrangements, on May 17, 2018, the Company awarded each of the Company’s Directors 12,500 shares of common stock, $.01 par value, of the Company, or common shares, valued at $1.15 per share, the closing price of the common shares on The Nasdaq Stock Market LLC on that date.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, THE COMPANY IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS REPORT STATES THAT THE BOARD HAS REALIGNED CERTAIN OPERATIONAL ROLES AND RESPONSIBILITIES OF THE COMPANY’S EXECUTIVE OFFICERS WITH THE GOAL OF ENHANCING THE COMPANY’S ABILITY TO OPERATE ITS BUSINESS IN THE CURRENT CHALLENGING SENIOR LIVING INDUSTRY CONDITIONS. HOWEVER, THE COMPANY CANNOT BE SURE THAT SUCH CHANGES WILL HAVE THE INTENDED RESULTS IN THE NEAR OR LONGER TERM, AND THE COMPANY’S OPERATIONS AND FINANCIAL CONDITION MAY DECLINE.

THE INFORMATION CONTAINED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN ITS PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY

FROM THOSE STATED IN OR IMPLIED BY ITS FORWARD LOOKING STATEMENTS. THE COMPANY’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                        Five Star Senior Living Inc. Nonqualified Deferred Compensation Plan.

10.2                        Summary of Director Compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR SENIOR LIVING INC.

	By:	/s/ Richard A. Doyle
	Name:	Richard A. Doyle
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: May 21, 2018